BLACKROCK BALANCED CAPITAL FUND, INC.

(the “Fund”)

Supplement dated November 8, 2011
to the Statement of Additional Information dated January 28, 2011

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements—Information Regarding the Portfolio Managers” is revised as set forth below.

The Total Return Portfolio is managed by a team of investment professionals comprised of Rick Rieder, Bob Miller, Eric Pellicciaro and Matthew Marra.

The subsection entitled “Other Funds and Accounts Managed” is revised to add the following information with respect to the Total Return Portfolio as of October 31, 2011:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Bob Miller	11	1	0	0	0	0
	$12.84 Billion	$355 Million	$0	$0	$0	$0

The subsection entitled “Portfolio Manager Beneficial Holdings” is revised to add the following information with respect to the Fund as of October 31, 2011:

Portfolio Manager	Dollar Range
Bob Miller	None

Shareholders should retain this Supplement for future reference.

SAI-10044-1111SUP